This presentation is the property of Lawson Products, Inc. and may not be reproduced 1 Investor Presentation August 2014

This presentation is the property of Lawson Products, Inc. and may not be reproduced 2 Forward-Looking Statements "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms “may,” “should,” “could,” “anticipate,” “believe,” “continues,” “estimate,” “expect,” “intend,” “objective,” “plan,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include: failure to retain a talented workforce including productive sales representatives; the inability of management to successfully implement strategic initiatives; failure to manage change; the ability to adequately fund our operating and working capital needs through cash generated from operations; the ability to meet the covenant requirements of our line of credit; disruptions of the Company’s information and communication systems; the effect of general economic and market conditions; inventory obsolescence; work stoppages and other disruptions at transportation centers or shipping ports; changing customer demand and product mixes; increases in commodity prices; violations of environmental protection regulations; a negative outcome related to tax matters; and, all other factors discussed in the Company’s “Risk Factors” set forth in its Annual Report on Form 10-K for the year ended December 31, 2013. The Company undertakes no obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2

This presentation is the property of Lawson Products, Inc. and may not be reproduced 3 Lawson Products: At a Glance • Leading service based provider of consumables in MRO market • Founded in 1952; listed on NASDAQ (LAWS) since 1970 • Serves industrial, commercial, institutional and government markets in all 50 states, Canada, Mexico, Puerto Rico and the Caribbean • Headquartered in Chicago, IL – 5 strategically located distribution centers and 1 corporate HQ – Workforce ~1,500 (approximately 900 sales reps) • Supplies approximately 300,000 products to the MRO marketplace – Heavy focus on private label Fasteners Cutting Tools Chemicals Hydraulics Other

This presentation is the property of Lawson Products, Inc. and may not be reproduced 4 Legend: Sales Penetration Distribution Center Chicago, IL (HQ) Sales Coverage and Distribution Reach Across North America; Distribution Centers: McCook, IL Fairfield, NJ Reno, NV Suwanee, GA Mississauga, ON (Canada) Lawson Products: At a Glance • 878 Reps at 6/30/14 • Targeting 925-965 by year-end • Significant untapped market

This presentation is the property of Lawson Products, Inc. and may not be reproduced 5 Lawson Products: Competitive Advantages and Differentiators What differentiates Lawson: • Service intensive “high touch” value proposition • Vendor managed inventory or “keep fill” • Deep product knowledge • Broad geographic sales and service coverage throughout the US and Canada • Significant investments in people, facilities and technology to enable outstanding customer service “Not the Typical MRO Distributor”

This presentation is the property of Lawson Products, Inc. and may not be reproduced 6 One Company, Zero Headaches Inventory Management Options Access to Industry Knowledge & Expertise • Approximately 300,000 products • Lawson Managed Inventory • Product recommendations from your Lawson Representative • Hundreds of pre-built assortments • Industrial vending • Application advice from our test and application engineers • Unlimited sourcing of hard-to-find items • Self-service inventory management • Complimentary on-site safety & product usage training Our Commitment to our Customers

This presentation is the property of Lawson Products, Inc. and may not be reproduced 7 Recent Investments Lead To: Investment Benefits ERP • Platform for growth • Easier ordering • Improved customer service •Data consistency • Centralized market-based pricing • Enables new E Commerce Site Network Optimization • Consolidated 3 facilities into one state-of-the-art facility (McCook, IL) • Reduces overall fixed-cost base • Drive efficiencies in inventory and material handling • Allows centralization of certain inventory • Consolidate operations in Reno distribution facility Sales Transformation • Increasing sales rep count; added net 42 in Q2 2014 • Multiple sales channels, including new website • Process efficiencies • Real time inventory available to sales force • Aggressively grow sales team in 2014 Lean/Six Sigma • Focus on removing non-value activities • Process cycle time reduction • Cultural shift

This presentation is the property of Lawson Products, Inc. and may not be reproduced 8 2014 Focus: Actions Across the Value Chain Driving Growth Sales Process / Sales Reps Customer Service / Order Entry Product Management / Pricing DC Operations Sourcing / Purchasing • Increase sales rep count • Sales Management dashboard • Order pad • EDI with customers • Reduction of cycle times • Order pad • Consolidation of shipments • Sales service reps • Leverage vendor drop-ship programs • Fleet maintenance focus • Pricing enhancements • Website • Reduce cycle time • Refine “Pull” strategy • Freight enhancements • Minimize backorders • Improve service levels • Supplier negotiation process • Vendor metrics • Electronic communication Information Technology – Integration of Web and SAP Process Re-engineering / Six Sigma Human Resources Development Refine and Leverage Current Initiatives

This presentation is the property of Lawson Products, Inc. and may not be reproduced 9 Financial Highlights •Focused on revenue growth  Number of sales reps and sales rep productivity •Ended Q2 2014 with 878 sales reps, up 14% from Q2 2013 –Added 72 net additional sales reps in 2014 •Strong balance sheet – Debt to total cap of 4% – Significant capital investments over past 3 years to drive growth – $40 million credit facility in place •Closed on the sale of Automatic Screw Machine Products, a non-core subsidiary, in February 2014 for $12.5M sales price • Closed on the sale of Reno distribution facility for net proceeds of $8.3M in June 2014 –Entered into lease for portion of facility currently in use by Company for greater operational efficiency

This presentation is the property of Lawson Products, Inc. and may not be reproduced 10 Financial Highlights – Sales Trends • Added net 49 sales reps in 2013; added net 72 in 2014 year to date •Will continue to aggressively add to the sales team in 2014 including Business Development Managers, Sales Service Reps, District Managers and Sales Reps in 2014 • Sales rep count to increase by 15% to 20% by 2014 year-end • Tight correlation between sales levels and sales rep count • Focus on sales rep productivity • New sales reps will dilute productivity as they build out their business 740 760 780 800 820 840 860 880 1,050 1,060 1,070 1,080 1,090 1,100 1,110 1,120 1,130 1,140 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 A v e rage A cti v e S al e s Repre s en tati v e s A v e rage Dail y S al e s ( $ in t h o u s a n d s ) Average Daily Sales & Rep Count By Quarter Average Daily Sales Average Sales Rep Count $0.500 $0.700 $0.900 $1.100 $1.300 $1.500 2010 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 A v e rage Dail y S al e s ( $ in th o u s a n d s ) Sales per Sales Rep per Day Sales per Sales Rep per Day

This presentation is the property of Lawson Products, Inc. and may not be reproduced 11 (1) Q2 2012 includes a $3.9M charge for discontinuing certain stocked products (2) Q3 and Q4 2012 benefited from sell through of discontinued product at better than anticipated pricing (3) Increase over Q1 2012 driven by $1.0M additional bad debt expense and $0.5M additional facility costs (4) Includes national sales meeting ($1.2M), stock compensation ($1.6M) and seasonal Q1 payroll taxes (5) Includes stock compensation ($1.1M) and seasonal Q1 payroll taxes • One of the highest gross profit percentages in the industry • Actions taken in 2012 benefited SG&A in 2013 & 2014 Financial Highlights – Gross Margin & Cost Controls 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% Q1 2012 Q2 2012 (1) Q3 2012 (2) Q4 2012 (2) Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Gross Profit Percentage $34 $36 $38 $40 $42 $44 $46 Q1 2012 Q2 2012 (3) Q3 2012 Q4 2012 Q1 2013 (4) Q2 2013 Q3 2013 Q4 2013 Q1 2014 (5) Q2 2014 $ in millio n s SG&A

This presentation is the property of Lawson Products, Inc. and may not be reproduced 12 Financial Highlights – Adjusted EBITDA Adjusted EBITDA excludes non-recurring costs, severance, stock based compensation and gains on disposal of properties - See Regulation G Non-GAAP reconciliation in appendix P-2 -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Adjusted EBITDA % of Sales

This presentation is the property of Lawson Products, Inc. and may not be reproduced 13 Lawson Products: Poised for Growth  Established presence in service segment of large MRO marketplace  Diversified products, customers and markets  Strong leadership team  Infrastructure now in place (McCook DC, ERP, agent to sales rep conversion)  Focus on sales growth  Add incremental sales reps  Sales rep retention  Existing rep productivity  High product gross margins  SG&A costs controls  Debt to total cap ratio of 4%  Large, fragmented market  Significant leverage gained on moderate sales growth  Less economically/industry sensitive  Drive toward 10% EBITDA margins Strong Foundation Improving Financial Results = Strong Foundation for Growth

This presentation is the property of Lawson Products, Inc. and may not be reproduced 14 For More Information Contact: Ronald J. Knutson EVP, CFO Investor Relations (773) 304-5665 ron.knutson@lawsonproducts.com And see our Website at http://www.lawsonproducts.com/company-info/investor-relations.jsp LAWS listed NASDAQ www.lawsonproducts.com

This presentation is the property of Lawson Products, Inc. and may not be reproduced 15 Appendices

This presentation is the property of Lawson Products, Inc. and may not be reproduced 16 Significant Foundational Activities August 2011 Implemented SAP October 2011 Commenced construction of new McCook, IL distribution center May 2012 Relocated corporate headquarters June 2012 Announced $20M in annual costs savings Restructured senior team August 2012 Transitioned packaging facility to McCook, IL distribution center Entered into new five year $40M credit facility October 2012 Announced new CEO and President Consolidated Vernon Hills distribution center into McCook, IL November 2012 Completed planned reduction of staff Commenced roll-out of new website to existing web customers December 2012 Completed on-boarding of U.S. independent agents to employees April 2013 Roll-out of new web-site to new customers April/May 2013 McCook DC begins to ship customer orders November 2013 Entered into sub-lease of headquarters space to generate $2.9M of future cash savings December 2013 Ended year with over 800 sales reps – First increase in 8 years February 2014 Closed on Automatic Screw machine Products sale for net proceeds of $12.1M June 2014 Closed on sale of Reno distribution facility for net proceeds of $8.3M; began 10 year lease for currently used portion of facility Appendix P-1

Regulation G – GAAP Reconciliation

Appendix P-2

Non GAAP Reconciliation of Adjusted EBITDA to Sales Percentage

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company's management believes that certain non-GAAP financial measures may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for quarterly adjusted EBITDA as a percentage of net sales. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

($ in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Net Sales	$79,255	$80,625	$71,490	$69,029	$71,364	$69,830	$67,863	$64,505	$67,213	$68,317	$68,235	$65,738	$69,204	$72,080
Operating Income (Loss)	3,542	1,397	(3,480)	(6,995)	(3,466)	(42,084)	(1,740)	2,057	(3,530)	(201)	870	(3,002)	(4,713)	1,241
Depreciation & Amortization	1,260	1,315	1,160	1,675	1,715	1,566	1,963	1,841	2,061	2,244	2,367	2,358	2,295	2,163
EBITDA	4,802	2,712	(2,320)	(5,320)	(1,751)	(40,518)	223	3,898	(1,469)	2,043	3,237	(644)	(2,418)	3,404
Excluded Costs														
Severance	745	465	282	122	185	6,585	1,410	(159)	-	2	962	(127)	728	290
Stock Based Compensation (Benefit)	227	(95)	(538)	467	198	(1,015)	77	434	1,596	76	33	562	1,125	408
ERP Implementation Costs	1,902	2,388	2,344	339	-	-	-		-	-	-	-	-	-
Loss/(Gain) on Disposal of Property	-	-	-	22	-	(2,122)	(11)	(1,588)	-	-	(36)	32	-	-
Employment Tax Matter	-	-	-	1,200	-	-	-	-	-	-	-	-	-	-
Loss on Sub-Lease	-	-	-	-	-	-	-	-	-	-	-	2,928	-	-
Goodwill Impairment	-	-	-	-	-	28,306	-	-	-	-	-	-	-	-
Inventory Rationalization	-	-	-	-	-	3,893	-	-	-	-	-	-	-	-
National sales meeting	-	-	-	-	-	-	-	-	1,225	-	-	-	-	-
Property Impairment Loss	-	-	-	-	-	-	-	-	-	-	-	-	2,914	132
Adjusted EBITDA	$ 7,676	$ 5,470	$ (232)	$ (3,170)	$ (1,368)	$ (4,871)	$ 1,699	$ 2,585	$ 1,352	$ 2,121	$ 4,196	$ 2,751	$ 2,349	$ 4,234
Adjusted EBITDA % of Sales	*9.7%*	*6.8%*	*-0.3%*	*-4.6%*	*-1.9%*	*-7.0%*	*2.5%*	*4.0%*	*2.0%*	*3.1%*	*6.1%*	*4.2%*	*3.4%*	*5.9%*

LAWSON Products

This presentation is the property of Lawson Products, Inc. and may not be reproduced

17

This presentation is the property of Lawson Products, Inc. and may not be reproduced 18 Quarterly Results Appendix P-3 ($ in thousands) Jun. 30, 2014 Mar. 31, 2014 Dec. 31, 2013 Sep. 30, 2013 Jun. 30, 2013 Number of business days 64 63 61 64 64 Average daily net sales $ 1,126 $ 1,098 $ 1,078 $ 1,066 $ 1,067 Sequential quarter increase (decrease) 2.6% 1.9% 1.1% (0.1%) 0.0% Average active sales rep. count (1) 854 819 794 774 764 Period-end active sales rep. count 878 836 806 784 773 Sales per rep. per day $ 1.319 $ 1.341 $ 1.358 $ 1.377 $ 1.397 Sequential quarter increase (decrease) (1.6%) (1.3%) (1.4%) (1.4%) (0.2%) Net sales $ 72,080 $ 69,204 $ 65,738 $ 68,235 $ 68,317 Gross profit 43,803 41,278 39,627 41,220 40,634 Gross profit percentage 60.8% 59.6% 60.3% 60.4% 59.5% Operating expenses Selling, general & administrative expenses $ 42,430 $ 43,077 $ 40,101 $ 40,350 $ 40,835 Other expenses, net (2) 132 2,914 2,528 — — 42,562 45,991 42,629 40,350 40,835 Operating income (loss) $ 1,241 $ (4,713) $ (3,002) $ 870 $ (201) Three Months Ended

2014 Consolidated Balance Sheet

Appendix P-4

ASSETS	June 30, 2014 (Unaudited)
Current assets:	
Cash and cash equivalents	$ 1,589
Restricted cash	800
Accounts receivable, less allowance for doubtful accounts	33,500
Inventories, net	43,891
Miscellaneous receivables and prepaid expenses	4,123
Deferred income taxes	5
Discontinued operations	—
Total current assets	83,908
Property, plant and equipment, net	44,139
Cash value of life insurance	9,325
Deferred income taxes	54
Other assets	549
Discontinued operations	—
Total assets	$ 137,975
LIABILITIES AND STOCKHOLDERS' EQUITY	
Current liabilities:	
Revolving line of credit	$ 2,446
Accounts payable	9,090
Accrued expenses and other liabilities	23,929
Discontinued operations	461
Total current liabilities	35,926
Security bonus plan	16,168
Financing lease obligation	9,832
Deferred compensation	5,219
Deferred rent liability	4,590
Other liabilities	2,015
Total liabilities	73,750
Total stockholders' equity	64,225
Total liabilities and stockholders' equity	$ 137,975

LAWSON Products

This presentation is the property of Lawson Products, Inc. and may not be reproduced

19